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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 15, 2000

                            THE ACKERLEY GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                1-10321                                 91-1043807
         ----------------------                   -----------------------
        (Commission File Number)               IRS Employer Identification No.


                          1301 Fifth Avenue, Suite 4000
                            Seattle, Washington 98101
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (206) 624-2888

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ITEM 9.  REGULATION FD DISCLOSURE.

        As of December 15, 2000, we entered into a Sixth Amendment to our Credit Agreement dated January 22, 1999 with our senior bank lenders. In general, the Amendment waives, for the period December 15, 2000 to March 15, 2001, our compliance with the leverage ratio, senior leverage ratio, and interest coverage ratios contained in the Credit Agreement. During the waiver period, the applicable margin percentage for our base rate loans increases from 2.225% to 2.500% and the applicable margin percentage for our LIBOR loans increases from 3.250% to 3.500%.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: December 21, 2000

                                        THE ACKERLEY GROUP, INC.



                                        By: /s/ Kevin E. Hylton
                                            ----------------------------------
                                            Kevin E. Hylton
                                            Senior Vice President, CFO,
                                            Controller and Assistant Secretary


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